KOBREN INSIGHT FUNDS
KOBREN DELPHI VALUE FUND

Supplement dated May 4, 1999
To
Prospectus dated December 17, 1998

Effective May 4, 1999, the expenses of the Kobren Delphi Value Fund (the "fund") will include a portion of the fees associated with the fund's participation in various network programs. The fees and expenses table, which describes the estimated fees and expenses that you may pay if you buy and hold shares of the fund, shown on page four of the fund's prospectus is amended to read as follows:

For year ended 12/31/99	Retail Class	Institutional Class
Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)			None	None
Redemption fee							None	None
Exchange fee							None	None
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees							1.00%	1.00%
Distribution (12b-1) and/or service fees			0.25%	None
Other expenses							0.43%	0.40%
Total annual fund operating expenses			1.68%	1.40%
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

		You invest $10,000 in the fund for the time periods indicated;
		Your investment has a 5% return each year;
		The fund's operating expenses remain the same; and You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Retail Class	Institutional Class

	1 year		$171		$143

	3 years		$530		$443

As a result of the revised fees and expenses estimates, the Delphi Management, Inc. average annual total returns shown on page six of the fund's prospectus would be reduced by up to 0.26%.